UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

January 27, 2011	000-51068
Date of Report (Date of earliest event reported)	Commission File Number

YUKON GOLD CORPORATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	52-2243048
(State or other jurisdiction of incorporation or	(I.R.S. Employer Identification Number)
organization)

1226 White Oaks Blvd. Suite 10A
Oakville, ON L6H 2B9, Canada
(Address of Principal Executive Offices) (Zip Code)

(905) 845-1073
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02	Unregistered Sales of Equity Securities

On January 27, 2011 Yukon Gold Corporation, Inc. (the “Company”) completed the private placement (the “Private Placement”) of 7,000,001 shares of its common stock (the “Shares”) at a price of $0.0025 per Share, for total consideration of $17,500.00. No commissions were paid in connection with the Private Placement.

All of the investors that participated in the Private Placement were non “U.S.-Persons” as that term is defined under Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Private Placement was exempt from registration under the Securities Act pursuant to Regulation S.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transaction.

Not applicable.

(d)	Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUKON GOLD CORPORATION, INC.

Date: February 1, 2011	By: /s/ Kathy Chapman
Name: Kathy Chapman, Secretary and CFO